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                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of July 11, 2001, by and among Universal Compression Holdings, Inc., a Delaware corporation (the "COMPANY"), and the former shareholders of KCI, Inc., an Oklahoma corporation ("KCI"), as listed on the signature pages hereto (collectively, the "HOLDERS" and each individually, a "HOLDER").

         This Agreement is made in connection with the acquisition by the Company of KCI Compression Company, L.P., a Delaware limited partnership (the "PARTNERSHIP"), by way of a merger (the "MERGER") of UCI Sub, Inc., a Delaware corporation and wholly owned subsidiary of Universal Compression, Inc., a Texas corporation and wholly owned subsidiary of the Company, with and into KCI and certain related transactions. In connection with the Merger, the Company has agreed to provide the Holders with the registration rights set forth in this Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         SECTION 1. CERTAIN DEFINITIONS:

                  "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share.

                  "ELIGIBLE COMMON STOCK" shall mean the shares of Common Stock acquired in the Merger and held by the Holders and any of such shares thereafter held by any transferee or assignee of a Holder pursuant to
         Section 11(c) hereof on the date of determination.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "MAJORITY HOLDERS" shall mean Holders or Permitted Transferees holding at least a majority of the Eligible Common Stock on the date of determination.

                  "MCNIC REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement dated as of the date hereof by and among the Company, MCNIC Compression GP, Inc. and MCNIC Compression LP, Inc.

                  "PARTICIPATING HOLDERS" shall mean the Holders electing to participate in the Demand Registration or any Piggyback Registration pursuant to the terms of this Agreement.

                  "PERMITTED TRANSFEREE" shall mean a Person (i) to whom the Holder has transferred Eligible Common Stock pursuant to Section 11(c) hereof and (ii) who has


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         executed and delivered to the Company an Additional Party Counterpart in the form set forth in Exhibit A.

                  "PERSON" shall mean any individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of the Common Stock covered by the Registration Statement, and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all materials incorporated by reference therein.

                  "REGISTRABLE SECURITIES" shall mean shares of Eligible Common Stock as to which registration is requested hereunder aggregating at least $5 million.

                  "REGISTRATION STATEMENT" shall mean any registration statement of the Company on an appropriate form under the Securities Act (other than any registration statement with respect to equity securities filed on a Form S-4 or S-8 or any other forms prescribed for the same or similar purposes) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all material incorporated by reference therein and all exhibits thereto.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean an offering of the Common Stock pursuant to a Registration Statement in which the Common Stock of the Company is sold to an underwriter in a firm commitment underwriting for reoffering to the public or sold through an investment banker or manager on a best efforts basis.

         SECTION 2. COMMON STOCK SUBJECT TO REGISTRATION RIGHTS.

         Shares of Eligible Common Stock will cease to be Eligible Common Stock when (i) a Registration Statement covering such Eligible Common Stock has been declared effective by the SEC and such Eligible Common Stock has been disposed of pursuant to such effective Registration Statement, (ii) they may be distributed without a holding period or volume amount limitations or are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) they have otherwise been transferred (other than to a Permitted Transferee).


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         SECTION 3. DEMAND REGISTRATION RIGHTS.

         (a) The Holders hereby request that the Company file, and the Company agrees with the Holders to file within 30 days after the closing date of the Merger (the "PERMITTED FILING PERIOD") a Registration Statement with respect to all of the shares of Eligible Common Stock held by the Holders, such Registration Statement to be filed on Form S-3 or any similar short-form registration. The Company further agrees with the Holders to use its reasonable best efforts to cause such Registration Statement to be declared effective within 90 days after the closing date of the Merger. The registration requested pursuant to this Section 3 is referred to herein as the "DEMAND REGISTRATION."

         (b) Notwithstanding Section 3(a) above, if the Company fails to file the Registration Statement within the Permitted Filing Period or to cause the Registration Statement to be declared effective within 90 days after the closing of the Merger, the 90-day period set forth in Section 5(b), starting 91 days from the date hereof and ending 180 days from the date hereof, shall be reduced by one day for each day that such Registration Statement remains unfiled or not effective, as applicable.

         (c) With respect to the Demand Registration, the Company will, at the request of the Majority Holders, file either a post-effective amendment to the effective Registration Statement or a Form 8-K incorporated by reference into the Registration Statement in order to permit a firm commitment underwriting of at least 500,000 shares. The Company shall be required to effect an additional registration pursuant to Section 3(a) if the Company fails to effect the Demand Registration referred to in Section 3(a) (unless such registration has not been effected solely by reason of the fault of the Holders).

         (d) A registration shall not count as the Demand Registration until it has become effective (unless such Demand Registration has not become effective due to the fault of the Holders), and unless 100% of the Registrable Securities requested to be included in such Demand Registration are registered.

         (e) Subject to compliance with rights and obligations under the Company's existing registration rights agreements, if the Demand Registration is an underwritten offering, the Company shall not include in the Demand Registration any securities other than the Registrable Securities.

         SECTION 4. PIGGYBACK REGISTRATIONS.

         (a) Whenever the Company proposes to register any of its securities under the Securities Act (whether or not such registration relates to a primary offering of securities by the Company or a secondary sale of securities by a selling securityholder) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to the Holders of its intention to effect such a registration and, subject to Section 5 hereof, shall include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten (10) days after the Company's notice, provided that the foregoing


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shall not apply to a registration on Form S-4 or S-8 or similar transaction or an effective registration statement as of the date of this Agreement.

         (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their judgment, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, any securities requested to be included in such registration under the Registration Rights Agreement, dated as of February 20, 1998, by and among the Company, Castle Harlan Partners III, L.P. and the other persons or entities signatory thereto (the "CASTLE HARLAN AGREEMENT") or the Registration Rights Agreement, dated as of February 9, 2001, by and between the Company and WEUS Holding, Inc. (the "WEATHERFORD AGREEMENT") and (iii) third, the Registrable Securities and other securities requested to be included in such registration, on a pro rata basis among the holders of such securities.

         (c) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than the Holders, and the managing underwriters advise the Company that in their judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the securities the Company proposes to sell, (iii) third, any securities to be included in such registration under the Castle Harlan Agreement or the Weatherford Agreement and (iv) fourth, the Registrable Securities under this Agreement and the MCNIC Registration Rights Agreement and any other securities requested to be included in such registration, on a pro rata basis among the holders of such securities.

         (d) The Company or its designee shall select the investment banker(s) and manager(s) to administer each Piggyback Registration.

         SECTION 5. HOLDBACK AGREEMENTS.

         (a) Notwithstanding Sections 3 and 4 above, for a period of 90 days from the date hereof, the Holders shall not be entitled to sell any Registrable Securities (whether by way of Demand Registration, Piggyback Registration or otherwise).

         (b) Notwithstanding Sections 3 and 4 above, but subject to Section 3(b) above, for a period starting 91 days from the date hereof and ending 180 days from the date hereof, the Holders shall not be entitled to sell any Registrable Securities (whether by way of Demand Registration, Piggyback Registration or otherwise) that, when combined with all securities registered (or as to which registration has been requested) under this Agreement exceed 50% of the Eligible Common Stock; provided, however, the restrictions contained in this sentence shall terminate as to each Holder 180 days from the date hereof.

         (c) The Holders agree, if requested by the managing underwriter or underwriters in an Underwritten Offering by the Company (whether a primary offering of securities by the



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Company or a secondary sale of securities by a selling securityholder), not to effect any public sale or distribution of securities of the Company of the same class as the securities included in the Registration Statement, during the 25-day period prior to, and during the 90-day period (or such longer period requested for all similar holders by the underwriters), beginning on, the effective date of such Registration Statement including a sale pursuant to Rule 144 under the Securities Act, to the extent timely notified in writing by the Company or the managing underwriters; provided, however, that the restrictions contained in this sentence shall terminate as to each Holder on the first anniversary of the date hereof unless such Holder is a 5% or greater stockholder of the Company at the time of such primary offering by the Company; provided, further, that the restrictions contained in this sentence shall terminate as to each Holder upon the approval of the managing underwriter or underwriters in the Underwritten Offering; provided, further, that the restrictions contained in this sentence shall terminate as to each Holder upon the termination of similar restrictions for all securities that may be included in the Underwritten Offering pursuant to the Castle Harlan Agreement or the Weatherford Agreement; provided, further, that the provisions of this paragraph (c) shall not prevent the sale of Eligible Common Stock by a Holder pursuant to a Piggyback Registration.

         (d) The Company agrees, if requested by the Participating Holders, not to effect a public or private sale or distribution of its Common Stock, or any securities convertible into or exchangeable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or a subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or assets of any other Person or registration on Form S-4 or Form S-8 or any successor forms) during the 25-day period prior to, and during the 90-day period beginning on, the effective date of any firm underwritten Registration Statement filed pursuant to Sections 3(a) or 4(a) hereof unless the underwriters managing the requested public offering otherwise agree; provided, however, that the provisions of this paragraph (d) shall not prevent the sale, distribution, conversion or exchange of any securities and grants of options during such periods pursuant to stock option or benefit plans of the Company.

         SECTION 6. REGISTRATION PROCEDURES.

         In connection with the Company's registration obligations pursuant to Sections 3(a) and 4(a) hereof, the Company will make reasonable efforts to effect the registration of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall:

         (a) prepare and file with the SEC a Registration Statement, which shall include all financial statements and other information required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;



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         (b) prepare and file with the SEC such amendments to the Registration
Statement as may be necessary to keep the Registration Statement effective until the distribution of the Eligible Common Stock under the Registration Statement is complete (which period shall not extend beyond the earlier to occur of (i) the first anniversary of the date hereof or (ii) the date on which all of the Eligible Common Stock has been disposed of by the Holders); cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

         (c) notify the Participating Holders and the managing underwriters promptly (and if requested by any such Person, confirm such advice in writing),
(i) when the Registration Statement has become effective and when any post-effective amendment or supplements thereto become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for the purpose,
(iii) if between the effective date of the Registration Statement and the closing of the sale of the securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement entered into pursuant to Section 6(k) below cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Eligible Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event which makes any material statement made in the Registration Statement or the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or the Prospectus or any document incorporated therein by reference to make the statements therein not misleading;

         (d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

         (e) upon request, furnish to each managing underwriter, if any, and the Participating Holders, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (f) deliver to the Participating Holders and each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Participating Holders may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Participating Holders and the underwriters, if any, in connection with the offering and sale of the Eligible Common Stock covered by the Prospectus or any amendment or supplement thereto;

         (g) prior to any public offering of Eligible Common Stock, use its reasonable best efforts to register or qualify or cooperate with the Participating Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Eligible Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as the Participating Holders or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the underwriters or the Participating



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Holders, as the case may be, to consummate the disposition in such jurisdictions of the Eligible Common Stock covered by the Registration Statement; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii) subject itself to taxation in any such jurisdiction; or (iii) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (h) cooperate with the Participating Holders and the managing underwriters to facilitate the timely preparation and delivery of certificates representing the Eligible Common Stock to be sold and not bearing any restrictive legends; and enable such Eligible Common Stock to be in such denominations and registered in such names as the managing underwriters or the Participating Holders, as the case may be, may request at least two business days prior to any sale of the Eligible Common Stock;

         (i) as promptly as practicable following the occurrence of any event contemplated by Section 6(c)(v) above, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Eligible Common Stock, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (j) cause all the Eligible Common Stock covered by the Registration Statement to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Participating Holders or by the managing underwriters;

         (k) if requested by the Participating Holders, enter into an underwriting agreement with an underwriter or underwriters providing for the sale of such Eligible Common Stock in an Underwritten Offering which shall be customary in form, substance and scope and shall contain customary requirements for representations, warranties, covenants and opinions of counsel; and make reasonable efforts to obtain any customary opinions of counsel or customary accountants' "cold comfort" letters referred to in such underwriting agreement, and enter into such other customary agreements and take all such other reasonable actions in connection therewith to expedite or facilitate the disposition of Eligible Common Stock as contemplated by such agreements;

         (l) make available for inspection by the Participating Holders and representatives of the underwriters participating in any disposition pursuant to the Registration Statement, and any attorney or accountant retained by the Holder or an underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Participating Holders or any such representative, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons


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unless disclosure of such records, information or documents is required by court or administrative order; provided, further, if the Participating Holders or such representative, counsel or accountant is ordered to disclose any of such records, documents or information, the Participating Holders or such representative, counsel or accountant will provide the Company with prompt written notice of such requirement so that the Company at its expense may seek a protective order or other appropriate remedy and/or waive compliance with this
Section 6(l), and, in the event that such protective order or other remedy is not obtained, or that the Company waives compliance with the provisions hereof, the Participating Holders and such representative, counsel and accountant agree to furnish only that portion of such records, documents or information which such Participating Holder or such representative, counsel or accountant is legally required to disclose in the opinion of the special counsel or counsel representing the Participating Holders or such representative, underwriter or accountant; and

         (m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Eligible Common Stock is sold to underwriters in an Underwritten Offering, which statements shall cover said 12-month period.

         The Company may require the Participating Holders (i) to furnish to the Company such information regarding the distribution of the Eligible Common Stock as the Company may from time to time reasonably request in writing and (ii) to enter into an underwriting agreement in the form contemplated by Section 6(k).

         Each Participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(v) hereof, such Participating Holder will forthwith discontinue the offering and disposition of Eligible Common Stock until such Participating Holder receives copies of the supplemented or amended Prospectus contemplated by
Section 6(i) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Participating Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Holder's possession, of the Prospectus covering such Eligible Common Stock current at the time of receipt of such notice. In the event the Company shall give any such notice to suspend the offering and disposition of the Eligible Common Stock, the time periods regarding the maintenance of the applicable Registration Statement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(v) hereof to and including the date when such Participating Holder shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(i) hereof or the Advice.

         Notwithstanding the foregoing and except for the demand rights set forth in Section 3(a) hereof, (x) the Company may delay the filing of any Registration Statement, any amendment thereof or any supplement to the related Prospectus, and may withhold efforts to cause any Registration Statement to become effective, and (y) the Company may prohibit offers and sales of Registrable Securities pursuant to a Registration Statement at any time if
(i)(A) the Company


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is in possession of material non-public information, (B) an executive officer of the Company (the "EXECUTIVE OFFICER"), after consultation with the Board of Directors of the Company (the "BOARD") or the Executive Committee of the Board (the "EXECUTIVE COMMITTEE"), determines in good faith that such prohibition is necessary in order to avoid an obligation to disclose such information and (C) the Executive Officer, after consultation with the Board or the Executive Committee, determines in good faith that disclosure of such information would not be in the best interest of the Company or its stockholders or (ii) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiaries for which the Executive Officer, after consultation with the Board or the Executive Committee, determines in good faith that offers and sales of Registrable Securities pursuant to a Registration Statement prior to the consummation of such transaction (or such earlier date as the Executive Officer, after consultation with the Board or the Executive Committee shall determine) would not be in the best interest of the Company or its stockholders; provided, however, that the duration of all such delays or periods in which shares of Eligible Common Stock may not be sold pursuant to an effective Registration Statement shall not exceed 90 days in the aggregate; provided, further, that the Company shall be required to keep such Registration Statement effective for an additional period of time beyond the first anniversary of the date hereof equal to the number of days the effectiveness thereof is suspended pursuant to this proviso.

         SECTION 7. REGISTRATION EXPENSES.

         All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation SEC registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses in compliance with state securities, or blue sky, laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Eligible Common Stock), printing expenses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed in connection with the Demand Registration or any Piggyback Registration (collectively, "REGISTRATION EXPENSES") will be borne by the Company; provided, that all underwriting discounts and selling commissions applicable to the sale of the Eligible Common Stock and all other expenses of the Holders incurred in connection with the distribution of Eligible Common Stock (including all fees and expenses of the consultants, advisors, attorneys, special experts and other Persons engaged by the Holders, and all relevant taxes, including transfer taxes) will be borne by the Holders.

         SECTION 8. INDEMNIFICATION; CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Participating Holders, each Person who participates as an underwriter (any such Person being an "UNDERWRITER"), and each Person, if any, who controls any Underwriter within the meaning of the Securities Act as follows: (i) against any and all loss, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement


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of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Eligible Common Stock was registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to the provisions of subsection (c), fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, in a Prospectus, if such untrue statement or omission, or alleged untrue statement or omission, is corrected in an amendment or supplement to such Prospectus and if the Holders or the Underwriter, as the case may be, thereafter fail to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale by the Holders or the Underwriter, as the case may be, of the Eligible Common Stock to the Person asserting such loss, claim, damage, liability or expense and if the Company has furnished the Holders or the Underwriter, as the case may be, within a reasonable period of time prior to such sale with the number of copies of such amended or supplemented Prospectus reasonably required by the Holders or the Underwriter, as the case may be; and provided, further, that this indemnity agreement does not apply to the Holders or any Underwriter with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company by the Holders or any Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (b) INDEMNIFICATION BY THE HOLDERS. In connection with the applicable Registration Statement, each Holder will furnish promptly to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company and each Underwriter, if any, and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any Underwriter within the meaning of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus



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(or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, the obligation to indemnify will be individual, not joint and several, for each Holder and shall be limited to the dollar amount of proceeds received by such Holder with respect to the sale of any Eligible Common Stock.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, provided, that failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume the defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this Section 8(c), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this Section 8(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

         (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding subsections (a) and (b) of this Section 8 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such preceding subsections, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such unavailability or insufficiency in proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, that the Holders shall not be required to contribute in any amount greater than the dollar amount of the proceeds received by the Holders with respect to the sale of any Eligible Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 9. RULE 144.

         With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Company agrees to:

         (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, or any successor rule ("RULE 144"), at all times;

         (b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times; and

         (c) so long as any Holder owns any Eligible Common Stock, furnish to any such Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, and such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

         SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         The Majority Holders shall have the right to select the investment banker, manager and underwriter that will administer the registration of the Eligible Common Stock pursuant to the Demand Registration, subject to the prior written approval of the Company, which approval shall not be unreasonably withheld.

         No person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements or this Agreement. Nothing in this Section 10 shall be construed to create any additional rights regarding the registration of Eligible Common Stock in any Person otherwise than as set forth herein.

         SECTION 11. MISCELLANEOUS.

         (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders holding at least a majority of the Eligible Common Stock.

         (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or courier guaranteeing overnight delivery:

                  (i) if to the Holders, initially at the address set forth opposite such Holder's name on the signature pages hereto, and thereafter at such other address, notice of which is given in accordance with this Section 11(b).

                  (ii) if to the Company, initially at 4440 Brittmoore Road, Houston, Texas 77041, Attention: President, Stephen A. Snider, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(b), with copies to 4440 Brittmoore Road, Houston, Texas 77041, Attention: Mark L. Carlton, Senior Vice President and General Counsel, and King & Spalding, 1100 Louisiana, Suite 3300, Houston, Texas 77002-5219, Attention: Christine
         B. LaFollette.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to any courier guaranteeing overnight delivery.

         (c) ASSIGNMENT OF REGISTRATION RIGHTS. Except as otherwise provided below, no party may assign this Agreement or any of the rights and obligations of the parties hereunder without the prior written consent of the other party; provided, that (i) each Holder may assign this Agreement and all of its, his or her rights and obligations hereunder to one Permitted Transferee and (ii) the Company may assign this Agreement and all of its rights and obligations hereunder to any entity that succeeds to all or substantially all of the assets of the Company, whether by merger, sale or otherwise. Notwithstanding the foregoing, a Holder may assign this Agreement or any of the rights and obligations of the parties hereunder without the prior written consent of the Company to (a) any partner, active or retired, of a Holder, where such Holder is a partnership, (b) any affiliate (as that term is defined in Rule 405 promulgated by the SEC under the Securities Act) of a Holder, (c) any officer, director, shareholder or member thereof, where such Holder is a corporation or limited liability company or (d) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons where the Holder is a natural person, provided that written notice thereof is promptly given to the Company and that the transferee executes and delivers to the Company an Additional Party Counterpart in the form set forth in Exhibit A. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Eligible Common Stock subject to all of the terms hereof.

         (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to such jurisdiction's conflicts of law provisions.

         (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (h) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (i) CONFIDENTIALITY. The parties hereto agree, and will cause all Persons under their control to agree, to maintain the confidentiality of any material, non-public information with respect to the Company that they may obtain pursuant to the terms of this Agreement, and not to use, or permit the use of, such information for any improper purpose or in any manner that might be detrimental to the Company.

         (j) TERMINATION. This Agreement shall terminate on the first anniversary of the date hereof or, if earlier, when there is no Eligible Common Stock.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          UNIVERSAL COMPRESSION HOLDINGS,
                                          INC.


                                          By: /s/ ERNIE L. DANNER
                                              ----------------------------------
                                              Name:  Ernie L. Danner
                                              Title: Executive Vice President


                                          HOLDERS:


                                          ALBERMUNA, S.L.


Address:                                  By: /s/ JOSE LUIS GARCIA ALVAREZ
        --------------------------            ----------------------------------
                                              Name: Jose Luis Garcia Alvarez
        --------------------------            Title: Sole Director



                                          BRUCE EQUITIES, INC.


Address:                                  By: /s/ LUIS SOLERA GUTIERREZ
        -------------------------             ----------------------------------
                                              Name: Luis Solera Gutierrez
        -------------------------             Title: Chairman



Address:                                      /s/ JUAN S. HERNANDEZ RODRIGUEZ
        -------------------------             ----------------------------------
                                              Juan S. Hernandez Rodriquez
        -------------------------

                                          JENANCA, S.A.


Address:                                  By: /s/ JESUS GARCIA MORALES
        -------------------------             ----------------------------------
                                              Name: Jesus Garcia Morales
        -------------------------             Title: Joint and Several Director

                                        RICHMONT FINANCE CORP.


Address:                                By: /s/ CARLOS MARIN JIMENEZ-RIDRUEJO
        -------------------------           -----------------------------------
                                            Name: Carlos Marin Jimenez-Ridruejo
        -------------------------           Title: President



                                        SERTIPA, S.A.


Address:                                By: /s/ PEDRO GARCIA FERRERO
        -------------------------           -----------------------------------
                                            Name: Pedro Garcia Ferrero
        -------------------------           Title: President and CEO



                                        TECNOLOGIA, INDUSTRIA & COMERCIO.,
                                        S.A.


Address:                                By: /s/ CARLOS MARIN JIMENEZ-RIDRUEJO
        -------------------------           ------------------------------------
                                            Name: Carlos Marin Jimenez-Ridruejo
        -------------------------           Title: President



                                        ZUMAJO, S.A.


Address:                                By: /s/ EMILIO LILLO MONFERRER
        -------------------------           ------------------------------------
                                            Name: Emilio Lillo Monferrer
        -------------------------           Title: Sole Director



                                        SARAH ASTOR IRA


Address: 4/18 Orslon St.                By: /s/ SARAH ASTOR
         St. Albans                         ------------------------------------
         Christchurch                       Name: Sarah Astor
         New Zealand                        Title:
                                                  ------------------------------

                                        STEPHEN ASTOR IRA


Address:                                By: /s/ STEPHEN ASTOR
        --------------------------          ------------------------------------
                                            Name: Stephen Astor
        --------------------------          Title:
                                                  ------------------------------


                                        KOTLER FAMILY TRUST


Address:                                By: /s/ AARON KOTLER
        --------------------------          ------------------------------------
                                            Name: Aaron Kotler
        --------------------------          Title: Trustee



Address: 10474 Santa Monica Blvd. #400      /s/ AARON KOTLER
         Los Angeles, CA  90025             ------------------------------------
                                            Aaron Kotler



Address: 7865 Hemingway Ave                 /s/ STELLA SALZMANN
         San Diego, CA  92120-2208          ------------------------------------
                                            Stella Salzmann



                                        TRENGROVE INVESTMENTS


Address:                                By: /s/ STEPHEN ASTOR
        --------------------------          ------------------------------------
                                            Name: Stephen Astor
        --------------------------          Title: General Partner



Address: 175 Riverside Drive                /s/ JACQUES J. CAPELLUTO
         New York, NY  10024                ------------------------------------
                                            Jacques J. Capelluto



Address: 175 Riverside Drive                /s/ KAREN CAPELLUTO
         New York, NY  10024                ------------------------------------
                                            Karen Capelluto

                                        CHARLES L. ROGERS REVOCABLE TRUST


Address:                                By: /s/ CHARLES L. ROGERS
        --------------------------          ------------------------------------
                                            Name: Charles L. Rogers
        --------------------------          Title: Trustee


                                        NEAL CARTWRIGHT REVOCABLE TRUST


Address:                                By: /s/ NEAL CARTWRIGHT
        --------------------------          ------------------------------------
                                            Name: Neal Cartwright
        --------------------------          Title: Trustee



Address: 5461 Oak Leaf Dr.                  /s/ J. MICHAEL REDDING
         Tulsa, OK  74131                   ------------------------------------
                                            J. Michael Redding


Address:                                    /s/ JAMES E. SWENKE
        --------------------------          ------------------------------------
                                            James E. Swenke
        --------------------------

                                                                       EXHIBIT A

                          ADDITIONAL PARTY COUNTERPART

                  The undersigned, after having received and reviewed to its satisfaction a copy of the Registration Rights Agreement, dated as of _________ __, 2001 (the "Registration Agreement"), by and among Universal Compression Holdings, Inc. (the "Company") and the Holders, does hereby agree to become party to the Registration Agreement thereby accepting all the rights, benefits and obligations of a holder of Eligible Common Stock thereunder. The Company may attach this page as a counterpart to the Registration Agreement and the undersigned agrees that such attachment shall be deemed conclusive evidence of its acknowledgment and acceptance of the terms thereof.

                  Defined terms used herein and not otherwise defined herein shall have the meaning given such terms in the Registration Rights Agreement.

Dated:
      -------------------------------

                                           [NAME]
                                           [ADDRESS FOR NOTICES]



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:
Acknowledged and Accepted By:

UNIVERSAL COMPRESSION HOLDINGS, INC.


By:
   ----------------------------------
   Name:
   Title: